UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

GANNETT CO., INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia	22107-0910
(Address of Principal Executive Offices)	(Zip Code)

(703) 854-6000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 8.01 is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On September 27, 2010, Gannett Co., Inc. (“Gannett”) sold $250,000,000 aggregate principal amount of its 6.375% Senior Notes due 2015 (the “2015 Notes”) and $250,000,000 aggregate principal amount of its 7.125% Senior Notes due 2018 (the “2018 Notes,” and together with the 2015 Notes, the “Notes”). The Notes were offered only to eligible purchasers through a private placement and have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Gannett will pay interest on the Notes semi-annually, in arrears, on March 1 and September 1 of each year, commencing March 1, 2011, to holders of record on the immediately preceding February 15 and August 15. The Notes will rank equally with Gannett’s outstanding public bonds and credit agreements. The Notes are guaranteed by all of Gannett’s subsidiaries that guarantee its obligations under its credit agreements on a senior basis.

The Notes may become subject to redemption under certain circumstances, including a change of control (as defined in the Notes) of Gannett. In addition, after September 1, 2014, Gannett may, at its option, redeem the 2018 Notes at the redemption prices and subject to terms set forth in the Notes, together with accrued and unpaid interest thereon, if any, to the redemption date.

The Notes also provide for certain customary events of default, including, among others, nonpayment of principal or interest, bankruptcy and insolvency events, and cross acceleration, which would permit, or automatically cause, as applicable, the principal, premium, if any, interest and other monetary obligations on all the then outstanding Notes to be declared due and payable immediately.

On September 27, 2010, the company issued a press release announcing the completion of the offering and issuance of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Index to Exhibits attached hereto.

The company agrees to furnish to the Commission, upon request, a copy of each agreement with respect to long-term debt not filed herewith in reliance upon the exemption from filing applicable to any series of debt which does not exceed 10% of the total consolidated assets of the company.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

GANNETT CO., INC.

By:	/s/ Todd A. Mayman
Todd A. Mayman
Senior Vice President, General Counsel and Secretary

Date: September 27, 2010

Index to Exhibits

Exhibit No.	Description

99.1	Gannett Co., Inc. press release announcing the completion of a private offering of debt securities.